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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  June 3, 2004



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



New Jersey                            1-87                   16-0417150
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(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            --------------------------------------------------
            (Address of Principal Executive Office) (Zip Code)


     Registrant's telephone number, including area code (585) 724-4000
                                                         -------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company changed its segment reporting structure effective January 1, 2004 in conjunction with an organizational realignment it announced on August 21, 2003. In addition, on February 9, 2004, the Company announced its intent to sell the assets and business of the Remote Sensing Systems operation, including the stock of Kodak's wholly owned subsidiary, Research Systems, Inc., collectively known as RSS, to ITT Industries. Accounting Principles Generally Accepted in the United States of America requires that when a company changes its reportable segments or when a component of an entity, such as RSS, has been reported as a discontinued operation, financial statements for prior periods must also be reported using the new segment reporting structure or report the financial results of the component in discontinued operations.

In response to these requirements, on May 14, 2004, the Company filed a Form 8-K that presented revised financial results reflecting the Company's new segment reporting structure and RSS as a discontinued operation as of December 31, 2003 and 2002 and for the three years in the period ended December 31, 2003. The purpose of this Form 8-K is to present the results of operations for each quarter of 2003 under the new reportable segment structure, with RSS reflected as a discontinued operation.

The results of the Digital and Film Imaging Systems (formerly known as Photography) and Health Imaging segments have not been presented below because these segments were not impacted by the change in the reportable segment structure, nor were they impacted by the RSS discontinued operation.

                              For the three months ended March 31, 2003
(in millions)


                                               OLD STRUCTURE

                                    Commercial       All          Sub-
                                     Imaging        Other        Total

Net sales                              $ 372        $  21        $ 393
Cost of goods sold (COGS)                265           21          286
                                       -----        -----        -----
 Gross profit                            107            -          107

Selling, general and administrative
  expenses (SG&A)                         48            5           53
Research and development costs (R&D)      15           12           27
                                       -----        -----        -----
 Earnings before interest, other
  charges, net, and taxes (EFO)        $  44        $ (17)       $  27
                                       =====        =====        =====




                                      NEW STRUCTURE
                                                       RSS
                  Commercial     Graphic      All      Disc.      Sub-
                   Imaging   Communications  Other     Ops.      Total

Net sales            $ 186       $  88      $  19     $ 100      $ 393
COGS                   126          66         17        77        286
                     -----       -----      -----     -----      -----
 Gross profit           60          22          2        23        107

SG&A                    32           8          5         8         53
R&D                      8           5         13         1         27
                     -----       -----      -----     -----      -----
 EFO                 $  20       $   9      $ (16)    $  14      $  27
                     =====       =====      =====     =====      =====

                               For the three months ended June 30, 2003
(in millions)


                                               OLD STRUCTURE

                                    Commercial       All          Sub-
                                     Imaging        Other        Total

Net sales                              $ 382        $  22        $ 404
Cost of goods sold (COGS)                277           21          298
                                       -----        -----        -----
 Gross profit                            105            1          106

Selling, general and administrative
  expenses (SG&A)                         50           10           60
Research and development costs (R&D)      15           13           28
                                       -----        -----        -----
 Earnings before interest, other
  charges, net, and taxes (EFO)        $  40        $ (22)       $  18
                                       =====        =====        =====




                                      NEW STRUCTURE
                                                       RSS
                  Commercial     Graphic      All      Disc.      Sub-
                   Imaging   Communications  Other     Ops.      Total

Net sales            $ 199       $  89      $  23     $  93      $ 404
COGS                   127          76         22        73        298
                     -----       -----      -----     -----      -----
 Gross profit           72          13          1        20        106

SG&A                    34           7         10         9         60
R&D                      7           7         13         1         28
                     -----       -----      -----     -----      -----
 EFO                 $  31       $  (1)     $ (22)    $  10      $  18
                     =====       =====      =====     =====      =====
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                             For the three months ended Sept. 30, 2003
(in millions)


                                               OLD STRUCTURE

                                    Commercial       All          Sub-
                                     Imaging        Other        Total

Net sales                              $ 373        $  28        $ 401
Cost of goods sold (COGS)                280           17          297
                                       -----        -----        -----
 Gross profit                             93           11          104

Selling, general and administrative
  expenses (SG&A)                         49            8           57
Research and development costs (R&D)      11           22           33
                                       -----        -----        -----
 Earnings before interest, other
  charges, net, and taxes (EFO)        $  33        $ (19)       $  14
                                       =====        =====        =====




                                      NEW STRUCTURE
                                                       RSS
                  Commercial     Graphic      All      Disc.      Sub-
                   Imaging   Communications  Other     Ops.      Total

Net sales            $ 190       $  82      $  28     $ 101      $ 401
COGS                   130          72         16        79        297
                     -----       -----      -----     -----      -----
 Gross profit           60          10         12        22        104

SG&A                    32           8          8         9         57
R&D                      4           5         22         2         33
                     -----       -----      -----     -----      -----
 EFO                 $  24       $  (3)     $ (18)    $  11      $  14
                     =====       =====      =====     =====      =====


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                              For the three months ended Dec. 31, 2003
(in millions)


                                               OLD STRUCTURE

                                    Commercial       All          Sub-
                                     Imaging        Other        Total

Net sales                              $ 432        $  24        $ 456
Cost of goods sold (COGS)                313           14          327
                                       -----        -----        -----
 Gross profit                            119           10          129

Selling, general and administrative
  expenses (SG&A)                         60            7           67
Research and development costs (R&D)      10           23           33
                                       -----        -----        -----
 Earnings before interest, other
  charges, net, and taxes (EFO)        $  49        $ (20)       $  29
                                       =====        =====        =====




                                      NEW STRUCTURE
                                                       RSS
                  Commercial     Graphic      All      Disc.      Sub-
                   Imaging   Communications  Other     Ops.      Total

Net sales            $ 216       $  87      $  23     $ 130      $ 456
COGS                   139          85         14        89        327
                     -----       -----      -----     -----      -----
 Gross profit           77           2          9        41        129

SG&A                    36          14          7        10         67
R&D                      4           6         21         2         33
                     -----       -----      -----     -----      -----
 EFO                 $  37       $ (18)     $ (19)    $  29      $  29
                     =====       =====      =====     =====      =====

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                                      For the year ended Dec. 31, 2003
(in millions)


                                               OLD STRUCTURE

                                    Commercial       All          Sub-
                                     Imaging        Other        Total

Net sales                            $ 1,559        $  95      $ 1,654
Cost of goods sold (COGS)              1,135           73        1,208
                                       -----        -----        -----
 Gross profit                            424           22          446

Selling, general and administrative
  expenses (SG&A)                        207           30          237
Research and development costs (R&D)      51           70          121
                                       -----        -----        -----
 Earnings before interest, other
  charges, net, and taxes (EFO)       $  166       $  (78)      $   88
                                       =====        =====        =====




                                      NEW STRUCTURE
                                                       RSS
                  Commercial     Graphic      All      Disc.      Sub-
                   Imaging   Communications  Other     Ops.      Total

Net sales            $ 791       $ 346      $  93     $ 424    $ 1,654
COGS                   522         299         69       318      1,208
                     -----       -----      -----     -----      -----
 Gross profit          269          47         24       106        446

SG&A                   134          37         30        36        237
R&D                     23          23         69         6        121
                     -----       -----      -----     -----      -----
 EFO                 $ 112       $ (13)     $ (75)    $  64     $   88
                     =====       =====      =====     =====      =====

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EASTMAN KODAK COMPANY
                                       (Registrant)

Date:  June 3, 2004                 /s/ Richard G. Brown, Jr.
                                    Richard G. Brown, Jr.
                                    Controller
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